UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2011 (June 10, 2011)

INTERACTIVE INTELLIGENCE, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	000-27385 (Commission File Number)	35-1933097 (IRS Employer Identification No.)

7601 Interactive Way Indianapolis, IN 46278 (Address of principal executive offices, including zip code)

(317) 872-3000 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

    The 2011 Annual Meeting of Shareholders of Interactive Intelligence, Inc. (the "Company") was held on June 10, 2011 to:

    ●  consider and vote upon a proposal, which the Company refers to as the "reorganization proposal", approving the Agreement and Plan of
                       Reorganization, dated as of April 11, 2011, by and among the Company, Interactive Intelligence Group, Inc. and ININ Corp.;
    ●  elect two directors to hold office for a term of three years or until their successors are elected and have qualified;
    ●  approve, in an advisory (non-binding) vote, the compensation paid to the Company's named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the proxy statement/prospectus for the Company's 2011 Annual
                         Meeting of Shareholders;
    ●  consider, in an advisory (non-binding) vote, whether future shareholder advisory votes on the compensation paid to the Company's named executive officers should be held every (a) one year, (b) two years or (c) three years; and
    ●  consent to the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2011.

    At the 2011 Annual Meeting of Shareholders, the Company’s shareholders approved the reorganization proposal, elected Donald E. Brown, M.D. and Richard A. Reck to serve as directors and to hold office until the 2014 Annual Meeting of Shareholders or until their successors are elected and have qualified, approved the advisory resolution regarding the compensation paid to the Company's named executive officers, expressed a preference for having future shareholder advisory votes on the compensation paid to the Company's named executive officers every year and consented to the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2011, as follows:

	Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
Vote on Proposal:
To approve the Agreement and Plan of Reorganization, dated as of April 11, 2011, by and among the Company, Interactive Intelligence Group, Inc. and ININ Corp.	14,885,743	41,030	2,735	2,631,944

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Election of Directors:
Donald E. Brown, M.D.	14,782,505	147,003	2,631,944
Richard A. Reck	14,869,201	60,307	2,631,944

	Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
Vote on Proposal:
To approve, in an advisory (non-binding) vote, the compensation paid to the Company's named executive officers.	14,866,628	50,335	12,545	2,631,944

	1 Year	2 Years	3 Years	Votes ABSTAINED
Vote on Frequency:
To consider, in an advisory (non-binding) vote, the frequency of future shareholder advisory votes on the compensation paid to the Company's named executive officers.	13,852,328	24,090	1,052,044	1,046

The Board of Directors intends to hold an annual advisory vote on the compensation paid to the Company's named executive officers until the next advisory vote on frequency.

	Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
Vote on Proposal:
To consent to the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2011.	17,419,367	136,636	5,449	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Intelligence, Inc. (Registrant)

Date: June 16, 2011	By:	/s/ Stephen R. Head
Stephen R. Head Chief Financial Officer, Senior Vice President of Finance and Administration, Secretary and Treasurer